SUPPLEMENT TO THE CLASS A, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND SERVICE CLASS PROSPECTUSES
OF WELLS FARGO GOVERNMENT MONEY MARKET FUNDS
For the Wells Fargo Government Money Market Fund
Wells Fargo Treasury Plus Money Market Fund
Wells Fargo 100% Treasury Money Market Fund
(each a “Fund”, and together the “Funds”)

At a meeting held February 25 - 26, 2021, the Board of Trustees of the Funds approved the following change effective March 1, 2021.

Pricing Fund Shares Change - The table in the section entitled “Pricing Fund Shares” is deleted and replaced with the following:

Government Money Market Fund Treasury Plus Money Market Fund	8:00a.m., 9:00a.m., 10:00a.m., 11:00a.m., 12:00p.m., 1:00p.m., 2:00p.m., 3:00p.m., 4:00p.m. and 5:00p.m. (ET)
100% Treasury Money Market Fund	8:00a.m., 9:00a.m., 10:00a.m., 11:00a.m., 12:00p.m., 1:00p.m. and 4:00p.m. (ET)

March 1, 2021	MMR031/P1201S2